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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to all references to our firm and to the use of our reports in this Registration Statement (Form S-1) and Prospectus.

                                          /s/ ARTHUR ANDERSEN LLP

Orange County, California
April 1, 1997